                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 20, 1995
                                                  ----------------

                           NORD RESOURCES CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                      0-6202-2                    85-0212139
- --------------------          ------------------           -----------------
  (State of other              (Commission File             (IRS Employer
   jurisdiction of                 Number)                   Identification
   incorporation)                                            Number)

                          8150 Washington Village Drive
                                 Dayton,  Ohio                          45458
                 ---------------------------------------------      ------------
                    (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code   (513) 433-6307
                                                   -------------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS.

     Nord Resources Corporation (the "Company") owns a 50% interest in Sierra Rutile Limited ("SRL"), a Sierra Leone corporation. SRL owns and operates a rutile mine and processing facility in Sierra Leone, West Africa.

     On January 20, 1995, SRL's mining operation came under military attack from rebel forces who took control of the minesite and took as hostages three employees of SRL, namely, two expatriate British and one Sierra Leone national.

     On February 1, 1995, Government military forces retook the minesite following an attack on the rebels occupying the mine.

     An initial attempt to inspect the minesite on February 9, 1995 was discontinued because of concerns regarding the personal safety of the individuals assigned to perform the inspection.

     It is believed that the three Company hostages are still in the control of the rebels and attempts to negotiate their release are now being coordinated by the International Red Cross.

     Assessment of the political, military and security situations in the country is ongoing and operations at the minesite remain suspended.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits required to be filed by Item 6.01 of Regulation S-K.

          Item No.                    Description
          --------                    -----------

           99.1 Press Release of Nord Resources Corporation dated January 20, 1995

           99.2 Press Release of Nord Resources Corporation dated February 1, 1995

           99.3 Press Release of Nord Resources Corporation dated February 9, 1995


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORD RESOURCES CORPORATION
                                        ----------------------------------
                                                  (Registrant)


Date: February 16, 1995                 s/ Terence H. Lang
                                        ----------------------------------
                                        Terence H. Lang, Senior Vice
                                               President - Finance


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                                  EXHIBIT INDEX


                                                  Sequentially
Item No.            Description                   Numbered Page
- --------            -----------                   -------------

  99.1              Press Release of Nord
                    Resources Corporation
                    dated January 20, 1995             5

  99.2              Press Release of Nord
                    Resources Corporation
                    dated February 1, 1995             6

  99.3              Press Release of Nord
                    Resources Corporation
                    dated February 9, 1995             7


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